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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1,2006 to September 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-l under the Act (17 CFR 270.30e-l):

Funds

Semi-Annual Report

September 30, 2006

ING Aeltus Money Market Fund

Classes A, B, C and I

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

In its recent meetings, the Federal Reserve Board (the “Fed”) stopped a two-year trend of raising interest rates. That string of 17 consecutive rate hikes was interpreted by many analysts as a sign that the Fed was concerned about containing inflation.

The Fed’s latest actions put us in a climate that economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor’s 500® Composite Stock Price (Index “S&P 500®”) experienced significant growth in the three months following the decrease of Fed interest rates1

Although past market performance cannot guarantee future market success, I believe the arrival of a “plateau” offers one more reason to be optimistic about the future. So far in 2006, we have seen robust corporate earnings, significant levels of dividend payouts on the part of companies and impressive merger and acquisition announcements.

Whatever the future holds and whatever the economic climate, we at ING Funds continue to work hard to provide you, the investor, with an array of investment choices that seek to enable you to build a smart and diversified portfolio. We also continue to expand and improve our customer service department to ensure that your needs are met promptly and that we indeed continue to make attaining your future goals easier.

On behalf of everyone here at ING Funds, I thank you for your continued support.

Sincerely,

James M. Hennessey

President

ING Funds

October 27, 2006

1 Research provided by ING Investment Management Co. based on S&P 500® Index performance 1987- 2006.

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2006

It did not take long for U.S. fixed income investors to start scratching their heads. At the start of our new fiscal year, the feet of the new Federal Reserve Board (the “Fed”) Chairman Dr. Ben Bernanke had seemed already to be firmly under the desk, as in March, the Federal Open Market Committee (“FOMC”) had raised rates for the fifteenth time since June 2004. However, the minutes from the March meeting said that the end of the tightening cycle was near, and by the end of April, Dr. Bernanke himself seemed to hint at a pause after May. The statement issued with the sixteenth rate increase on May 10 also suggested somewhat ambivalently, that this was possible. Meanwhile the price of oil and other commodities (and stock markets) had been making new records. The combination of inflationary pressures and a Fed about to go on hold lifted the yield on the ten-year Treasury note/bond through 5% for the first time in nearly four years, to 5.19% on May 12. Importantly, the spread over the three-month Treasury Bill yield was now at its high for the year, as many began to wonder if Dr. Bernanke was just a little bit soft on inflation. Dr. Bernanke’s reputation was taking a knock. The respected academic who espoused plain-speaking openness to make policy clear had succeeded in achieving the opposite. He needed to re-establish his inflation fighting credentials by going on the offensive.

About a week later, after another high core Consumer Price Index figure, a Federal Reserve official cast doubt on an FOMC pause. Over the next few weeks he would be joined by every one of his colleagues, each of whom pointedly stressed that inflation was the prime concern. By June 13, the ten-year Treasury yield was back below 5% and the curve inverted over much of its range. Investors feared that with all this tough talk, the FOMC would now have to keep raising rates, even as the economy was obviously cooling, evidenced by a shockingly weak employment report on June 2 and a slumping housing market that had driven so much of the consumer spending in recent years. So the seventeenth interest rate increase to 5.25% on June 29 surprised no one, and the month ended with every yield on the Treasury curve lower than the federal funds rate: the market’s vote that the FOMC had already gone too far.

The announcement accompanying the increase however, had been couched in relatively mild language. Could the FOMC now, at last, be done?

Not everyone believed it and the doubts intensified when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time peak on July 14. The next FOMC meeting was August 8 and with only a week to go, futures contracts were still signaling a rate increase in the balance. But the flow of data, especially on housing, had pointed almost without exception to cooling demand and gross domestic product (“GDP”) growth in the second quarter was in fact reported to have slipped to 2.5%. Finally, a tame employment report on August 4 showed the unemployment rate up and wage growth benign. Most commentators felt that this had now eliminated the chance of another rate increase, even as British Petroleum’s closure of the Prudhoe Bay oilfield on August 7 caused the oil price to take another run at a record, failing by just 5 cents per barrel. At the August 8 meeting, the FOMC did indeed leave rates unchanged, citing the 17 prior increases and “other factors restraining aggregate demand”. Those factors became increasingly evident and it was soon the consensus view that the FOMC got it right. Housing data continued to deteriorate, with the first drop in home prices in 11 years, falling sales and record inventories of unsold homes. The FOMC even referred at its September 19 meeting, to the role a vibrant housing market had played in spurring GDP growth, and again took no action. The perception of a weakening economy sent (especially longer) rates onto a downward trajectory and as September drew to a close, the three-month Treasury Bill yield exceeded that of the ten-year Treasury Note by the most since January 2001. For the six months ended September 30, 2006, the ten-year yield fell by 22 basis points (“bps”) to 4.63% while the three-month rose by 25 bps to 4.76%. The broader Lehman Brothers Aggregate Bond Index(1) returned 3.73%, the Lehman Brothers High Yield Bond Index(2) 4.40%.

After the best first calendar quarter since 1998 for global equities, reality had set in by mid-May as investors were gripped by fears described above that inflation fighting central bankers would raise interest rates by more than enough to choke off global growth. But from a low point a month later, stock markets found reasons to form a base and recover. In the U.S., it was high and rising corporate profits. The same could be said for Continental Europe, despite a hawkish European Central Bank, plus improving economic fundamentals. Markets were also supported by broadly based merger and acquisition initiatives. This helped UK stocks as did a recovery in housing prices. All markets cheered the FOMC’s pause, while after the failed attempt at a new record on August 7, oil prices slid more than 18% by September 30 as seasonal and political pressures eased. Only Japan, burdened by the first increase in interest rates in six years, could not eke

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2006

out a gain. For the six-month period ended September 30, 2006 the Morgan Stanley Capital International (“MSCI”) World® Index(3) in local currencies, including net reinvested dividends, returned 1.8%).

(1)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(3)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AELTUS MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

ING Aeltus Money Market Fund (the “Fund”) seeks to provide investors with a high level of current return, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: After seventeen consecutive quarter-point increases in the federal funds rate, the Federal Open Market Committee (“FOMC”) voted to keep the rate at 5.25% at its August 8th and September 20th meetings. The FOMC indicated that economic growth could be expected to slow due to a decline in the housing market and higher energy prices. Inflation continues to increase, albeit at a slower pace, and is above the perceived Federal Reserve Board (“Fed”) comfort zone remaining a concern to both the Fed and the markets. But, while inflation is a concern, the market has shifted from pricing in a potential Fed increase to pricing in a potential Fed rate cut in late 2006 or early 2007. Short-term money market security yields have declined accordingly.

Our primary investment strategy, which we have had in place since the second half of 2004, did not change significantly during the period. The Fund benefited from interest-rate sensitive floating-rate securities owned throughout the six-month period. In addition to our emphasis on floating-rate securities, we continued to focus on very short maturity securities that typically performed well in a rising rate environment. We made selective purchases in the two-to-three month maturity range only when the market fully priced in future fed rate increases. For a brief period in June, the market priced in a more aggressive Fed funds rate with the 1-Year London Interbank Offered Rate nearing 5.80%. We took the opportunity to extend the Fund’s weighted average maturity (“WAM”) from approximately 20 days to 40 days by investing approximately 5% of the Fund in fixed-rate securities with maturities greater than six months. This maturity extension positioned the Fund to take advantage of the shift in the FOMC’s rate posture during the third calendar quarter, and the markets’ reaction to such a shift. The fixed-rate securities with maturities longer than six months added a yield premium over shorter securities. We elected to sell a portion of the longer-term fixed-rate securities at a gain during the third calendar quarter as the market priced in future Fed rate cuts. We ended the calendar quarter with a WAM of 29 days.

Current Strategy and Outlook: Statements released by the Fed after each of the FOMC meetings indicated that the central bank was still concerned with the risks associated with rising inflation. Fed committee members, including Chairman Ben Bernanke, have also continued to express concerns about inflation during recent speeches and public appearances. The market seemed to ignore these concerns, and instead focused on the housing decline and its potential impact on future economic growth. We believe that the market has over reacted. There is still the potential that inflation will become more of a concern and the Fed could be forced to either hold rates where they are for an extended period of time or even raise them. We expect more opportunities in the near-term to extend our weighted average maturity at yields above what is currently priced into the market for short-term money market securities.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 to September 30, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Aeltus Money Market Fund	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended September 30, 2006*
Actual Fund Return
Class A	$1,000.00	$1,023.50	0.58%	$2.94
Class B	1,000.00	1,018.50	1.58	7.99
Class C	1,000.00	1,023.60	0.58	2.94
Class I	1,000.00	1,023.60	0.58	2.94
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,022.16	0.58%	$2.94
Class B	1,000.00	1,017.15	1.58	7.99
Class C	1,000.00	1,022.16	0.58	2.94
Class I	1,000.00	1,022.16	0.58	2.94

*	Expenses are equal to the Fund’s annualized net expense ratios for each share class multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2006 (UNAUDITED)

ASSETS:
Short-term investments at amortized cost	$263,772,952
Repurchase agreement	13,207,000
Cash	39,103
Receivables:
Fund shares sold	1,062,325
Interest	710,076
Prepaid expenses	31,672

Total assets	278,823,128

LIABILITIES:
Payable for fund shares redeemed	928,917
Income distribution payable	21,404
Payable to affiliates	108,482
Payable for directors fees	2,325
Other accrued expenses and liabilities	37,258

Total liabilities	1,098,386

NET ASSETS	$277,724,742

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$277,845,047
Undistributed net investment income	4,889
Accumulated net realized loss on investments	(125,194)

NET ASSETS	$277,724,742

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Class A:
Net assets	$204,262,826
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	204,336,736
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00

Class B:
Net assets	$3,430,843
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	3,432,987
Net asset value and redemption price per share(1)	$1.00
Maximum offering price per share	$1.00

Class C:
Net assets	$5,374,191
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	5,377,930
Net asset value and redemption price per share(1)	$1.00
Maximum offering price per share	$1.00

Class I:
Net assets	$64,656,882
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	64,699,886
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

INVESTMENT INCOME:
Interest	$6,345,619

Total investment income	6,345,619

EXPENSES:
Investment management fees	484,205
Distribution and service fees:
Class B	16,364
Transfer agent fees	33,480
Administrative service fees	96,842
Shareholder reporting expense	12,708
Registration fees	34,821
Professional fees	10,470
Custody and accounting expense	14,180
Directors Fees	5,475
Miscellaneous expense	4,277

Total expenses	712,822

Net investment income	5,632,797

NET REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	10,975

Increase in net assets resulting from operations	$5,643,772

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2006	Year Ended March 31, 2006
FROM OPERATIONS:
Net investment income	$5,632,797	$6,693,824
Net realized gain on investments and reimbursement from affiliate	10,975	163,053

Increase in net assets resulting from operations	5,643,772	6,856,877

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(3,921,484)	(4,279,487)
Class B	(60,192)	(79,285)
Class C	(127,285)	(183,936)
Class I	(1,523,746)	(2,294,139)

Total distributions	(5,632,707)	(6,836,847)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	226,776,426	321,919,795
Dividends reinvested	5,519,864	6,678,124

	232,296,290	328,597,919
Cost of shares redeemed	(174,401,816)	(314,531,215)

Net increase in net assets resulting from capital share transactions	57,894,474	14,066,704

Net increase in net assets	57,905,539	14,086,734

NET ASSETS:
Beginning of period	219,819,203	205,732,469

End of period	$277,724,742	$219,819,203

Undistributed net investment income at end of period	$4,889	$4,799

See Accompanying Notes to Financial Statements

ING AELTUS MONEY MARKET FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30, 2006	Year Ended March 31,								Five Months Ended March 31, 2002(1)(2)
		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.02	0.03		0.01		0.00	*	0.01		0.01
Total from investment operations	$0.02	0.03		0.01		0.00	*	0.01		0.01
Less distributions from:
Net investment income	$0.02	0.03		0.01		0.00	*	0.01		0.01
Total distributions	$0.02	0.03		0.01		0.00	*	0.01		0.01
Net asset value, end of period	$1.00	1.00		1.00		1.00		1.00		1.00
Total Return(3)%	2.35	3.31	†	1.17	†	0.47	†	1.08		0.70
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$204,263	145,997		125,642		138,666		174,475		205,147
Ratios to average net assets:
Expenses(4)%	0.58	0.61		0.62		0.73		0.69		0.70
Net investment income(4)%	4.72	3.21		1.16		0.47		1.11		1.67

	Class B
	Six Months Ended September 30, 2006	Year Ended March 31,								Five Months Ended March 31, 2002(1)(2)
		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.02	0.02		0.01		0.00	*	0.00	*	0.00	*
Total from investment operations	$0.02	0.02		0.01		0.00	*	0.00	*	0.00	*
Less distributions from:
Net investment income	$0.02	0.02		0.01		0.00	*	0.00	*	0.00	*
Total distributions	$0.02	0.02		0.01		0.00	*	0.00	*	0.00	*
Net asset value, end of period	$1.00	1.00		1.00		1.00		1.00		1.00
Total Return(3)%	1.85	2.29	†	0.53	†	0.17	†	0.22		0.29
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,431	2,884		3,766		4,007		6,063		1,880
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.58	1.61		1.24		1.04		1.53		1.70
Gross expenses prior to expense reimbursement(4)%	1.58	1.61		1.62		1.73		1.70		1.70
Net investment income after expense reimbursement(4)(5)%	3.71	2.14		0.52		0.17		0.19		0.67
(1)	The Fund changed its fiscal year-end from October 31 to March 31.
(2)	Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and ING Investment Management Co., was appointed as Sub-Adviser.
(3)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)	Annualized for periods less than one year.
(5)	ING Funds Distributor, LLC, voluntarily waived 0.38%, 0.69% and 0.17% of distribution and services fees on Class B during the years ended March 31, 2005, March 31, 2004, and March 31, 2003, respectively.
*	Amount is less than $0.01 per share.
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements

ING AELTUS MONEY MARKET FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30, 2006	Year Ended March 31,							Five Months Ended March 31, 2002(1)(2)
		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00		1.00	1.00
Income from investment operations:
Net investment income	$0.02	0.03		0.01		0.00	*	0.01	0.01
Total from investment operations	$0.02	0.03		0.01		0.00	*	0.01	0.01
Less distributions from:
Net investment income	$0.02	0.03		0.01		0.00	*	0.01	0.01
Total distributions	$0.02	0.03		0.01		0.00	*	0.01	0.01
Net asset value, end of period	$1.00	1.00		1.00		1.00		1.00	1.00
Total Return(3)%	2.36	3.30	†	1.17	†	0.47	†	1.08	0.70
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,374	5,400		4,778		5,615		8,419	10,866
Ratios to average net assets:
Expenses(4)%	0.58	0.61		0.62		0.73		0.69	0.70
Net investment income(4)%	4.67	3.22		1.14		0.47		1.10	1.67

	Class I
	Six Months Ended September 30, 2006	Year Ended March 31,							Five Months Ended March 31, 2002(1)(2)
		2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00		1.00		1.00	1.00
Income from investment operations:
Net investment income	$0.02	0.03		0.01		0.00	*	0.01	0.01
Total from investment operations	$0.02	0.03		0.01		0.00	*	0.01	0.01
Less distributions from:
Net investment income	$0.02	0.03		0.01		0.00	*	0.01	0.01
Total distributions	$0.02	0.03		0.01		0.00	*	0.01	0.01
Net asset value, end of period	$1.00	1.00		1.00		1.00		1.00	1.00
Total Return(3)%	2.36	3.31	†	1.17	†	0.47	††	1.08	0.70
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$64,657	65,539		71,495		90,938		145,142	208,063
Ratios to average net assets:
Expenses(4)%	0.58	0.61		0.62		0.73		0.69	0.70
Net investment income(4)%	4.66	3.17		1.13		0.47		1.12	1.67
(1)	The Fund changed its fiscal year-end from October 31 to March 31.
(2)	Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and ING Investment Management Co., was appointed as Sub-Adviser.
(3)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)	Annualized for periods less than one year.
*	Amount is less than $0.01 per share.
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.
††	Total return without the effect of reimbursement by affiliate for investment transaction losses would have been (0.53%) for Class I.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are fifteen separate funds, which comprise the Company. This report is for the ING Aeltus Money Market Fund (“Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C and Class I. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statement, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

F.

Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral,

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and it might incur disposition costs in liquidating the collateral.

G.	Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board of Directors (“Board”) or may be deemed to be illiquid because they may not be readily marketable.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (“Distributor”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class B shares of the Fund have adopted an Amended and Restated Distribution Plan and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution and Service Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended September 30, 2006, the Distributor did not retain any amounts in sales charges.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At September 30, 2006, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Distribution and Service Fees	Total
$88,035	$17,607	$2,840	$108,482

During the year ended March 31, 2006, ING Investments voluntarily reimbursed the Fund $153,298 for investment transactions which occurred in prior years.

At September 30, 2006, ILIAC owned 21.7% of the Fund. Also at September 30, 2006, ING National Trust,

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

an indirect, wholly-owned subsidiary of ING Groep, owned 33.4% of the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, until distribution in accordance with the Plan.

NOTE 6 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the six months ended September 30, 2006 the Fund did not have any loans outstanding under the line of credit.

NOTE 7 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
Number of Shares
Shares sold	208,204,945	284,961,591	1,664,436	2,612,367
Dividends reinvested	3,860,643	4,234,454	51,210	63,225
Shares redeemed	(153,807,498)	(268,883,856)	(1,168,619)	(3,557,400)

Net increase (decrease) in shares outstanding	58,258,090	20,312,189	547,027	(881,808)

$
Shares sold	$208,204,945	$284,961,591	$1,664,436	$2,612,367
Dividends reinvested	3,860,643	4,234,454	51,210	63,225
Shares redeemed	(153,807,498)	(268,883,856)	(1,168,619)	(3,557,400)

Net increase (decrease)	$58,258,090	$20,312,189	$547,027	$(881,808)

	Class C		Class I
	Six Months Ended September 30, 2006	Year Ended March 31, 2006	Six Months Ended September 30, 2006	Year Ended March 31, 2006
Number of Shares
Shares sold	1,894,159	6,291,588	15,012,886	28,054,249
Dividends reinvested	124,690	178,394	1,483,321	2,202,051
Shares redeemed	(2,044,738)	(5,849,122)	(17,380,961)	(36,240,837)

Net increase (decrease) in shares outstanding	(25,889)	620,860	(884,754)	(5,984,537)

$
Shares sold	$1,894,159	$6,291,588	$15,012,886	$28,054,249
Dividends reinvested	124,690	178,394	1,483,321	2,202,051
Shares redeemed	(2,044,738)	(5,849,122)	(17,380,961)	(36,240,837)

Net increase (decrease)	$(25,889)	$620,860	$(884,754)	$(5,984,537)

NOTE 8 — ILLIQUID SECURITIES

The Fund may invest up to 10% of its net assets in illiquid securities. Pursuant to guidelines adopted by the Fund’s Board the following securities have been deemed to be illiquid.

Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Newcastle CDO Ltd., 5.360%, due 10/24/06	$3,000,000	10/23/03	$3,000,000	$3,000,000	1.1%
Newcastle CDO Ltd., 5.360%, due 09/24/07	3,000,000	09/22/05	3,000,000	3,000,000	1.1%
Goldman Sachs Group, Inc., 5.370%, due 05/11/07	2,000,000	04/11/06	2,000,000	2,000,000	0.7%
Money Market Trust Series A, 5.405%, due 10/10/07	6,700,000	07/30/04	6,700,000	6,700,000	2.4%

			$14,700,000	$14,700,000	5.3%

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES

Dividends to shareholders from ordinary income were $5,632,707 for the six months ended September 30, 2006, and $6,836,847 for the year ended March 31, 2006.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2006 were:

Undistributed Ordinary Income	Capital Loss Carryforwards	Expiration Dates
$14,813	$(136,169)	2009

NOTE 10 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2006 the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0041	October 31, 2006	Daily
Class B	$0.0032	October 31, 2006	Daily
Class C	$0.0041	October 31, 2006	Daily
Class I	$0.0041	October 31, 2006	Daily

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 (“SFAS No. 157”), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of September 30, 2006, the Fund is assessing the impact, if any, that will result from adopting FIN 48 and SFAS No. 157.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s website at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 13 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies, related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

NOTE 14 — QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at 1-800-992-0180.

PORTFOLIO OF INVESTMENTS
ING AELTUS MONEY MARKET FUND(1)	AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 4.0%
$ 750,000		Barclays Bank PLC NY, 5.330%, due 10/20/06	$750,048
2,000,000		Credit Suisse NY, 5.506%, due 02/02/07	1,995,214
8,500,000		Mizuho Corporate Bank NY, 5.350%, due 10/13/06	8,500,003

		Total Certificates of Deposit (Cost $11,245,265)	11,245,265

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.9%
2,000,000	#	Cheyne High Grade ABS CDO Ltd., 5.466%, due 11/10/06	2,000,000
3,000,000	#, I	Newcastle CDO Ltd., 5.360%, due 10/24/06	3,000,000
3,000,000	#, I	Newcastle CDO Ltd., 5.360%, due 09/24/07	3,000,000
2,900,000	#	Putnam Structured Product CDO, 5.350%, due 11/15/06	2,900,000

		Total Collateralized Mortgage Obligations (Cost $10,900,000)	10,900,000

COMMERCIAL PAPER: 39.9%
500,000		ANZ National Bank, 5.170%, due 04/04/07	486,716
1,800,000		Bank of America Corp., 5.300%, due 10/10/06	1,797,615
9,081,000		Barton Capital Corp., 5.320%, due 10/05/06	9,067,565
11,000,000		BHP Billiton Finance USA Ltd., 5.280%, due 10/23/06	10,983,128
2,000,000		Cargill Asia Pacific, 5.300%, due 10/03/06	1,999,411
4,000,000		Cargill, Inc., 5.280%, due 10/05/06	3,995,453
10,300,000		Citigroup Funding, Inc., 5.300%, due 10/06/06	10,292,418
12,000,000		Concord Minutemen Capital Co., 5.290%, due 10/18/06	11,970,023
1,019,000		Crown Point Capital Co., 5.275%, due 10/05/06	1,018,403
9,400,000		Crown Point Capital Co., 5.290%, due 10/16/06	9,379,281
6,000,000		Duke Funding High Grade I Ltd., 5.290%, due 10/23/06	5,980,609
5,000,000		Galaxy Funding, Inc., 5.450%, due 10/02/06	4,999,243
5,670,000		Jupiter Securitization Corp., 5.275%, due 10/25/06	5,648,874
4,000,000		Louis Dreyfus Corp., 5.275%, due 10/20/06	3,983,991
11,000,000		Monument Gardens Funding LLC, 5.280%, due 10/23/06	10,964,476
1,570,000		Park Avenue Receivables Corp., 5.280%, due 10/20/06	1,565,625
1,600,000		St. Germain Holdings Ltd., 5.275%, due 10/10/06	1,597,091
5,072,000		Thunder Bay Funding LLC, 5.290%, due 10/17/06	5,059,173
5,866,000		Tulip Funding Corp., 5.280%, due 10/03/06	5,856,890

Principal Amount			Value
$ 1,100,000		Westpac Banking Corp., 5.330%, due 11/17/06	$1,092,346
3,000,000		Yorktown Capital LLC, 5.270%, due 10/19/06	2,992,095

		Total Commercial Paper (Cost $110,730,426)	110,730,426

CORPORATE NOTES: 45.3%
4,750,000	#	Allstate Life Global Funding II, 5.350%, due 11/09/06	4,750,264
4,900,000		American Express Bank, 5.286%, due 01/26/07	4,900,000
2,600,000		American Express Bank FSB, 5.333%, due 12/01/06	2,600,167
2,650,000		American Express Centurion Bank, 5.420%, due 09/14/07	2,652,682
3,250,000	#	American General Finance Corp., 5.360%, due 10/15/07	3,249,976
5,000,000		Bank of America NA, 5.310%, due 11/21/06	4,999,961
3,000,000		Bank of America NA, 5.315%, due 04/18/07	2,999,862
2,000,000	#	Bank of New York, 5.386%, due 10/26/07	2,000,000
2,350,000		Bear Stearns Cos., Inc., 5.364%, due 10/26/07	2,350,000
1,500,000		Bear Stearns Cos., Inc., 5.370%, due 08/01/07	1,500,467
2,500,000		Bear Stearns Cos., Inc., 5.401%, due 11/05/07	2,500,000
4,000,000		BNP Paribas, 5.140%, due 01/26/07	4,000,000
1,400,000		Credit Suisse, 5.358%, due 03/27/07	1,399,934
5,000,000		Credit Suisse, 5.470%, due 01/12/07	4,999,214
6,000,000		Duke Funding High Grade I Ltd., 5.300%, due 12/06/06	5,999,991
5,000,000		General Electric Capital Corp., 5.445%, due 07/09/07	5,000,000
4,000,000		General Electric Capital Corp., 5.447%, due 06/22/07	4,002,519
2,000,000		Goldman Sachs Group, Inc., 5.370%, due 02/14/07	2,000,000
2,000,000	I	Goldman Sachs Group, Inc., 5.370%, due 05/11/07	2,000,000
2,200,000	#	Goldman Sachs Group, Inc., 5.380%, due 10/15/07	2,200,000
1,500,000		Goldman Sachs Group, Inc., 5.510%, due 01/09/07	1,501,691
1,400,000	@@, #	HBOS Treasury Services PLC, 5.373%, due 11/01/07	1,400,000
5,700,000	@@, #	HBOS Treasury Services PLC, 5.459%, due 10/24/07	5,701,339
2,500,000		Key Bank NA, 5.480%, due 02/09/07	2,500,432
2,000,000		Lehman Brothers Holdings, Inc., 5.395%, due 07/19/07	2,001,519

PORTFOLIO OF INVESTMENTS
ING AELTUS MONEY MARKET FUND(1)	AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
$ 500,000		M&I Marshall & Ilsley Bank, 5.538%, due 10/02/06	$500,000
6,500,000		Merrill Lynch & Co., Inc., 5.296%, due 07/27/07	6,500,000
6,700,000	#, I	Money Market Trust Series A, 5.405%, due 10/10/07	6,700,000
2,400,000		Morgan Stanley, 5.500%, due 11/09/06	2,400,195
4,800,000		Morgan Stanley, 5.530%, due 02/15/07	4,802,955
2,800,000		Morgan Stanley, 5.640%, due 01/12/07	2,800,916
8,500,000		PNC Bank NA, 5.294%, due 01/29/07	8,499,921
2,000,000	@@	Royal Bank of Scotland Group PLC, 5.496%, due 04/27/07	1,983,256
3,000,000		Toyota Motor Credit Corp., 5.130%, due 04/26/07	3,000,000
5,400,000	#	Verizon Global Funding Corp., 5.020%, due 01/12/07	5,400,000
2,500,000		Wells Fargo & Co., 5.373%, due 11/02/07	2,500,000
1,600,000		Westpac Banking Corp./NY, 5.430%, due 10/11/07	1,600,000

		Total Corporate Notes (Cost $125,897,261)	125,897,261

U.S. GOVERNMENT AGENCY OBLIGATION: 1.8%
		Federal Home Loan Bank: 1.8%
5,000,000		5.555%, due 08/15/07	5,000,000

		Total U.S. Government Agency Obligation (Cost $5,000,000)	5,000,000

Principal Amount			Value
REPURCHASE AGREEMENT: 4.8%
$13,207,000	Goldman Sachs Repurchase Agreement dated 09/29/06, 5.320%, due 10/02/06, $13,212,855 to be received upon repurchase (Collateralized by $13,400,000 various U.S. Government Agency obligations, 5.000% - 5.500%, market value plus accrued interest $13,475,772, due 12/07/07 - 03/17/11)		$13,207,000

	Total Repurchase Agreement (Cost $13,207,000)		13,207,000

	Total Investments In Securities
	(Cost $276,979,952)*	99.7%	$276,979,952
	Other Assets and Liabilities-Net	0.3	744,790

	Net Assets	100.0%	$277,724,742

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
ABS	Asset-Backed Securities
CDO	Collateralized Debt Obligations
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
I	Illiquid security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund ING

ING MidCap Value Fund

ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

Fixed Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Global Natural Resources

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

International Fixed Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*	An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Custodian

The Bank of New York

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachussetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-AFIABCI             (0906-112206)

SEMI-ANNUAL  REPORT

SEPTEMBER    30, 2006

BROKERAGE CASH RESERVES

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

In its recent meetings, the Federal Reserve Board (the “Fed”) stopped a two-year trend of raising interest rates. That string of 17 consecutive rate hikes was interpreted by many analysts as a sign that the Fed was concerned about containing inflation.

The Fed’s latest actions put us in a climate that economists refer to as a “plateau.” Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”) experienced significant growth in the three months following the decrease of Fed interest rates.1

Although past market performance cannot guarantee future market success, I believe the arrival of a “plateau” offers one more reason to be optimistic about the future. So far in 2006, we have seen robust corporate earnings, significant levels of dividend payouts on the part of companies and impressive merger and acquisition announcements.

Whatever the future holds and whatever the economic climate, we at ING Funds continue to work hard to provide you, the investor, with an array of investment choices that seek to enable you to build a smart and diversified portfolio. We also continue to expand and improve our customer service department to ensure that your needs are met promptly and that we indeed continue to make attaining your future goals easier.

On behalf of everyone here at ING Funds, I thank you for your continued support.

Sincerely,

James M. Hennessey

President

ING Funds

October 27, 2006

1  Research provided by ING Investment Management Co. based on S&P 500® Index performance 1987- 2006.

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2006

It did not take long for U.S. fixed income investors to start scratching their heads. At the start of our new fiscal year, the feet of the new Federal Reserve Board (the “Fed”) Chairman Dr. Ben Bernanke had seemed already to be firmly under the desk, as in March, the Federal Open Market Committee (“FOMC”) had raised rates for the fifteenth time since June 2004. However, the minutes from the March meeting said that the end of the tightening cycle was near, and by the end of April, Dr. Bernanke himself seemed to hint at a pause after May. The statement issued with the sixteenth rate increase on May 10 also suggested somewhat ambivalently, that this was possible. Meanwhile the price of oil and other commodities (and stock markets) had been making new records. The combination of inflationary pressures and a Fed about to go on hold lifted the yield on the ten-year Treasury note/bond through 5% for the first time in nearly four years, to 5.19% on May 12. Importantly, the spread over the three-month Treasury Bill yield was now at its high for the year, as many began to wonder if Dr. Bernanke was just a little bit soft on inflation. Dr. Bernanke’s reputation was taking a knock. The respected academic who espoused plain-speaking openness to make policy clear had succeeded in achieving the opposite. He needed to re-establish his inflation fighting credentials by going on the offensive.

About a week later, after another high core Consumer Price Index figure, a Federal Reserve official cast doubt on an FOMC pause. Over the next few weeks he would be joined by every one of his colleagues, each of whom pointedly stressed that inflation was the prime concern. By June 13, the ten-year Treasury yield was back below 5% and the curve inverted over much of its range. Investors feared that with all this tough talk, the FOMC would now have to keep raising rates, even as the economy was obviously cooling, evidenced by a shockingly weak employment report on June 2 and a slumping housing market that had driven so much of the consumer spending in recent years. So the seventeenth interest rate increase to 5.25% on June 29 surprised no one, and the month ended with every yield on the Treasury curve lower than the federal funds rate: the market’s vote that the FOMC had already gone too far.

The announcement accompanying the increase however, had been couched in relatively mild language. Could the FOMC now, at last, be done?

Not everyone believed it and the doubts intensified when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time peak on July 14. The next FOMC meeting was August 8 and with only a week to go, futures contracts were still signaling a rate increase in the balance. But the flow of data, especially on housing, had pointed almost without exception to cooling demand and gross domestic product (“GDP”) growth in the second quarter was in fact reported to have slipped to 2.5%. Finally, a tame employment report on August 4 showed the unemployment rate up and wage growth benign. Most commentators felt that this had now eliminated the chance of another rate increase, even as British Petroleum’s closure of the Prudhoe Bay oilfield on August 7 caused the oil price to take another run at a record, failing by just 5 cents per barrel. At the August 8 meeting, the FOMC did indeed leave rates unchanged, citing the 17 prior increases and “other factors restraining aggregate demand”. Those factors became increasingly evident and it was soon the consensus view that the FOMC got it right. Housing data continued to deteriorate, with the first drop in home prices in 11 years, falling sales and record inventories of unsold homes. The FOMC even referred at its September 19 meeting, to the role a vibrant housing market had played in spurring GDP growth, and again took no action. The perception of a weakening economy sent (especially longer) rates onto a downward trajectory and as September drew to a close, the three-month Treasury Bill yield exceeded that of the ten-year Treasury Note by the most since January 2001. For the six months ended September 30, 2006, the ten-year yield fell by 22 basis points (“bps”) to 4.63% while the three-month rose by 25 bps to 4.76%. The broader Lehman Brothers Aggregate Bond Index(1) returned 3.73%, the Lehman Brothers High Yield Bond Index(2) 4.40%.

After the best first calendar quarter since 1998 for global equities, reality had set in by mid-May as investors were gripped by fears described above that inflation fighting central bankers would raise interest rates by more than enough to choke off global growth. But from a low point a month later, stock markets found reasons to form a base and recover. In the U.S., it was high and rising corporate profits. The same could be said for Continental Europe, despite a hawkish European Central Bank, plus improving economic fundamentals. Markets were also supported by broadly based merger and acquisition initiatives. This helped UK stocks as did a recovery in housing prices. All markets cheered the FOMC’s pause, while after the failed attempt at a new record on August 7, oil prices slid more than 18% by September 30 as seasonal and political pressures eased. Only Japan, burdened by the first increase in interest rates in six years, could not eke

2

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2006

out a gain. For the six-month period ended September 30, 2006 the Morgan Stanley Capital International (“MSCI”) World® Index(3) in local currencies, including net reinvested dividends, returned 1.8%).

(1)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(3)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BROKERAGE CASH RESERVES	PORTFOLIO MANAGERS’ REPORT

Brokerage Cash Reserves (the “Fund”) seeks to provide investors with a high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. The Fund is managed by David S. Yealy, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: After seventeen consecutive quarter-point increases in the federal funds rate, the Federal Open Market Committee (“FOMC”) voted to keep the rate at 5.25% at its August 8th and September 20th meetings. The FOMC indicated that economic growth could be expected to slow due to a decline in the housing market and higher energy prices. Inflation continues to increase, albeit at a slower pace, and is above the perceived Federal Reserve Board (“Fed”) comfort zone remaining a concern to both the Fed and the markets. But, while inflation is a concern, the market has shifted from pricing in a potential Fed increase to pricing in a potential Fed rate cut in late 2006 or early 2007. Short-term money market security yields have declined accordingly.

Our primary investment strategy, which we have had in place since the second half of 2004, did not change significantly during the period. The Fund benefited from interest-rate sensitive floating-rate securities owned throughout the six-month period. In addition to our emphasis on floating-rate securities, we continued to focus on very short maturity securities that typically performed well in a rising rate environment. We made selective purchases in the two-to-three month maturity range only when the market fully priced in future Fed rate increases. For a brief period in June, the market priced in a more aggressive fed funds rate with the 1-Year London Interbank Offered Rate nearing 5.80%. We took the opportunity to extend the Fund’s weighted average maturity (“WAM”) from approximately 20 days to 40 days by investing approximately 5% of the Fund in fixed-rate securities with maturities greater than six months. This maturity extension positioned the Fund to take advantage of the shift in the FOMC’s rate posture during the third calendar quarter, and the markets reaction to such a shift. The fixed-rate securities with maturities longer than six months added a yield premium over shorter securities. We elected to sell a portion of the longer-term fixed-rate securities at a gain during the third calendar quarter as the market priced in future Fed rate cuts. We ended the calendar quarter with a WAM of 23 days.

Current Strategy and Outlook: Statements released by the Fed after each of the FOMC meetings indicated that the central bank was still concerned with the risks associated with rising inflation. Fed committee members, including Chairman Ben Bernanke, have also continued to express concerns about inflation during recent speeches and public appearances. The market seemed to ignore these concerns, and instead focused on the housing decline and its potential impact on future economic growth. We believe that the market has over reacted. There is still the potential that inflation will become more of a concern and the Fed could be forced to either hold rates where they are for an extended period of time or even raise them. We expect more opportunities in the near-term to extend our weighted average maturity at yields above what is currently priced into the market for short-term money market securities.

Principal Risk Factor(s): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 to September 30, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brokerage Cash Reserves	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During the Six Months Ended September 30, 2006*
Actual Fund Return	$1,000.00	$1,021.50	$4.81
Hypothetical (5% Return Before Expenses)	1,000.00	1,020.30	4.81

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.95%; multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2006 (UNAUDITED)

ASSETS:
Short-term investments at amortized cost	$314,458,967
Repurchase agreement	15,688,000
Cash	41,871
Receivables:
Interest	938,353
Prepaid expenses	15,144
Reimbursement due from manager	30,466

Total assets	331,172,801

LIABILITIES:
Payable for fund shares redeemed	437,133
Payable to affiliates	265,346
Payable for directors fees	5,786
Other accrued expenses and liabilities	38,992

Total liabilities	747,257

NET ASSETS (equivalent to $1.00 per share on 330,683,156 shares outstanding)	$330,425,544

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.001 par value (1 billion shares authorized)	$330,681,225
Distributions in excess of net investment income	(1,246)
Accumulated net realized loss on investments	(254,435)

NET ASSETS	$330,425,544

See Accompanying Notes to Financial Statements

6

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2006 (UNAUDITED)

INVESTMENT INCOME:
Interest	$8,590,361

Total investment income	8,590,361

EXPENSES:
Investment management fees	329,010
Distribution and service fees	1,069,271
Transfer agent fees	82,443
Administrative service fees	131,604
Shareholder reporting expense	37,375
Registration fees	9,977
Professional fees	11,696
Custody and accounting expense	20,130
Directors Fees	10,065
Miscellaneous expense	14,576

Total expenses	1,716,147
Net waived and reimbursed fees	(153,584)

Net expenses	1,562,563

Net investment income	7,027,798

NET REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	25,457

Increase in net assets resulting from operations	$7,053,255

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2006	Year Ended March 31, 2006
FROM OPERATIONS:

Net investment income	$7,027,798	$8,560,355

Net realized gain on investments and reimbursement from affiliate	25,457	195,207

Increase in net assets resulting from operations	7,053,255	8,755,562

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(7,029,842)	(8,600,533)

Total distributions	(7,029,842)	(8,600,533)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	116,296,418	246,848,268
Dividends reinvested	7,029,842	8,600,533

	123,326,260	255,448,801
Cost of shares redeemed	(115,001,318)	(243,487,212)

Net increase in net assets resulting from capital share transactions	8,324,942	11,961,589

Net increase in net assets	8,348,355	12,116,618

NET ASSETS:
Beginning of period	322,077,189	309,960,571

End of period	$330,425,544	$322,077,189

Undistributed net investment income (distributions in excess of net investment income) at end of period	$(1,246)	$798

See Accompanying Notes to Financial Statements

8

BROKERAGE CASH RESERVES (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months Ended September 30, 2006		Year Ended March 31,								Five Months Ended March 31, 2002(1)(2)
			2006		2005		2004		2003
Per Share Operating Performance:
Net asset value, beginning of period	$1.00		1.00		1.00		1.00		1.00		1.00
Income from investment operations:
Net investment income	$0.02		0.03		0.01		0.00	*	0.01		0.01
Net realized and unrealized gain (loss) on investments	$0.00	*	0.00	*	(0.00	)*	(0.00	)*	0.00	*	—
Total from investment operations	$0.02		0.03		0.01		0.00	*	0.01		0.01
Less distributions from:
Net investment income	$0.02		0.03		0.01		0.00	*	0.01		0.01
Total distributions	$0.02		0.03		0.01		0.00	*	0.01		0.01
Net asset value, end of period	$1.00		1.00		1.00		1.00		1.00		1.00
Total Return(3)%	2.15		2.89	†	0.84	†	0.25	†	0.82		0.59
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$330,426		322,077		309,961		309,864		374,352		384,420
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	0.95		0.95		0.95		0.95		0.95		0.95
Gross expenses prior to expense reimbursement(4)%	1.04		1.05		1.04		1.06		1.06		1.04
Net investment income after expense reimbursement(4)(5)%	4.28		2.85		0.84		0.25		0.82		1.40
(1)	The Fund changed its fiscal year-end from October 31 to March 31.
(2)	Effective March 1, 2002 ING Investments, LLC became the Investment Adviser of the Fund and ING Investment Management Co. was appointed as Sub-Adviser.
(3)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)	Annualized for periods less than one year.
(5)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
*	Amount is less than $0.01 per share.
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.

See Accompanying Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are fifteen separate funds which comprise the Company. This report is for the Brokerage Cash Reserves (“Fund”), a diversified series of the Company.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The Fund uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of a security.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C.	Distributions to Shareholders. A distribution from net income of the Fund is declared each business day at 2:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder’s account at the close of business. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

F.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.

Illiquid and Restricted Securities. The Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended, (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to

10

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be deemed to be illiquid because they may not be readily marketable or may be considered liquid pursuant to procedures adopted by the Board of Directors (“Board”).

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee based on the Fund’s average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion. ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (“Distributor”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

The Fund has adopted an Amended and Restated Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Fund pays the Distributor a Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At September 30, 2006, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
$67,691	$21,661	$175,994	$265,346

During the year ended March 31, 2006, ING Investments voluntarily reimbursed the fund $177,568 for investment transaction losses which occurred in prior years.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses (“Expense Limitation Agreement”), excluding interest, taxes, brokerage and extraordinary expenses to 0.95% of the Fund’s average daily net assets. The Investment Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 6 — EXPENSE LIMITATIONS (continued)

accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities. Actual expense ratios are included in the Financial Highlights. As of September 30, 2006, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2007	2008	2009	Total
$319,292	$284,720	$268,622	$872,634

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the six months ended September 30, 2006 the Fund did not have any loans outstanding under the line of credit.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Six Months Ended September 30, 2006	Year Ended March 31, 2006
Number of Shares
Shares sold	116,296,418	246,848,268
Dividends reinvested	7,029,842	8,600,533
Shares redeemed	(115,001,318)	(243,487,212)

Net increase in shares outstanding	8,324,942	11,961,589

$
Shares sold	$116,296,418	$246,848,268
Dividends reinvested	7,029,842	8,600,533
Shares redeemed	(115,001,318)	(243,487,212)

Net increase	$8,324,942	$11,961,589

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends to shareholders from ordinary income were $7,029,842 for the six months ended September 30, 2006, and $8,600,533 for the year ended March 31, 2006.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2006 were:

Undistributed Ordinary Income	Capital Loss Carryforwards	Expiration Date
$798	$(279,892)	2009

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES

The Fund may invest up to 10% of its net assets in illiquid securities. Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid.

Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Newcastle CDO Ltd., 5.360%, due 10/24/06	$3,200,000	10/23/03	$3,200,000	$3,200,000	1.0%
Newcastle CDO Ltd., 5.360%, due 09/24/07	3,200,000	09/22/05	3,200,000	3,200,000	1.0%
Money Market Trust Series A, 5.405%, due 10/10/07	7,400,000	07/30/04	7,400,000	7,400,000	2.2%

			$13,800,000	$13,800,000	4.2%

NOTE 11 — SUBSEQUENT EVENT

Dividends. Subsequent to September 30, 2006, the Fund declared dividends from net investment income of:

Per Share Amount	Payable Date	Record Date
$0.0038	October 31, 2006	Daily

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 (“SFAS No. 157”), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of September 30, 2006, the Fund is assessing the impact, if any, that will result from adopting FIN 48 and SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s website at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or selfregulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 14 — PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

NOTE 15 — QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at 1-800-992-0180.

16

PORTFOLIO OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED) ING BROKERAGE CASH RESERVES FUND(1)

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 5.1%
$2,000,000		Canadian Imperial Bank of Commerce, 4.803%, due 12/05/06	$1,997,754
2,500,000		Credit Suisse NY, 4.890%, due 02/02/07	2,494,018
500,000		Deutsche Bank AG, 5.03 02/14/2007	498,753
675,000		Deutsche Bank AG, 4.505%, due 10/16/06	674,684
925,000		HBOS Treasury Services PLC, 4.510%, due 10/19/06	924,532
10,200,000		Mizuho Corporate Bank/NY, 5.350%, 10/13/2006	10,200,003

		Total Certificates of Deposit (Cost $16,789,744)	16,789,744

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.8%
2,750,000	#, C	Cheyne High Grade ABS CDO Ltd., 5.466%, due 11/10/06	2,750,000
3,200,000	#, C, I	Newcastle CDO Ltd., 5.360%, due 10/24/06	3,200,000
3,200,000	#, C, I	Newcastle CDO Ltd., 5.360%, due 09/24/07	3,200,000
3,300,000	#, C	Putnam Structured Product CDO, 5.340%, due 10/15/38	3,300,000

		Total Collateralized Mortgage Obligations (Cost $12,450,000)	12,450,000

COMMERCIAL PAPER: 41.6%
1,500,000		ANZ National Bank, 5.280%, 04/04/07	1,460,148
6,800,000		ASB Bank, 5.120%, 10/26/2006	6,774,925
5,000,000		Barton Capital Corp., 4.260%, 10/05/06	4,997,044
2,427,000		Barton Capital Corp., 4.910%, 10/12/06	2,423,033
2,000,000		BHP Billiton Finance USA Ltd., 4.230%, due 10/05/06	1,998,827
8,000,000		BHP Billiton Finance USA Ltd., 5.070%, due 10/23/06	7,974,187
4,000,000		BHP Billiton Finance USA Ltd., 5.100%, due 10/26/06	3,985,333
2,000,000		Cargill Asia Pacific, 3.530%, due 10/03/06	1,999,411
5,915,000		Cargill, Inc., 4.230%, due 10/05/06	5,911,530
3,000,000		Cargill, Inc., 5.030%, due 10/20/06	2,991,640
12,300,000		Citigroup Funding, Inc., 4.420%, due 10/06/06	12,290,946
13,500,000		Concord Minutemen Capital Co., 5.010%, due 10/18/06	13,466,277
10,000,000		Crown Point Capital Co., 4.970%, due 10/16/06	9,977,958
1,000,000		Crown Point Capital Co., 5.030%, due 10/18/06	997,493
3,274,000		Crown Point Capital Co., 5.040%, due 10/20/06	3,264,859
604,000		Crown Point Capital Co., 5.180%, due 11/06/06	600,799
7,000,000		Duke Funding High Grade I Ltd., 5.080%, due 10/23/06	6,977,371

Principal Amount			Value
$1,434,000		Jupiter Securitization Corp., 4.980%, due 10/17/06	$1,430,638
3,112,000		Jupiter Securitization Corp., 5.100%, due 10/27/06	3,100,133
2,000,000		Louis Dreyfus Corp., 5.030%, due 10/20/06	1,994,432
5,000,000		Louis Dreyfus Corp., 5.140%, due 10/31/06	4,977,958
8,000,000		Monument Gardens Funding LLC, 5.070%, due 10/23/06	7,974,187
6,000,000		Monument Gardens Funding LLC, 5.080%, due 10/23/06	5,980,603
2,000,000		St. Germain Holdings Ltd., 4.750%, due 10/10/06	1,997,363
750,000		Thunder Bay Funding LLC, 4.760%, due 10/20/06	749,010
1,000,000		Thunder Bay Funding LLC, 5.030%, due 10/20/06	997,213
5,000,000		Tulip Funding Corp., 3.520%, due 10/03/06	4,998,533
968,000		Tulip Funding Corp., 5.070%, due 10/25/06	964,606
6,200,000	#	Verizon Global Funding Corp., 5.020%, due 01/12/07	6,200,000
2,500,000		Westpac Banking Corp., 5.260%, due 11/17/06	2,482,603
1,478,000		Windmill Funding Corp., 5.120%, 10/30/06	1,471,720
4,000,000		Yorktown Capital LLC, 5.010%, due 10/19/06	3,989,469

		Total Commercial Paper (Cost $137,400,249)	137,400,249

CORPORATE NOTES: 44.7%
7,000,000	#	Allstate Life Global Funding II, 5.350%, due 11/09/06	7,000,362
2,000,000	#	Allstate Life Global Funding II, 5.442%, due 04/02/07	2,000,642
5,500,000		American Express Bank FSB, 5.333%, due 12/01/06	5,500,348
7,050,000		American Express Bank FSB/Salt Lake City UT, 5.286%, due 01/26/07	7,050,000
1,000,000		American Express Credit Corp., 5.320%, due 06/12/07	1,000,055
4,600,000	#, C	American General Finance Corp., 5.350%, due 11/15/07	4,599,968
7,000,000		Bank of America NA, 5.310%, due 11/21/06	6,999,946
4,000,000		Bank of America NA, 5.315%, due 04/18/07	3,999,817
2,000,000	#	Bank of New York, 5.386%, due 10/26/07	2,000,000
3,325,000		Bear Stearns Cos., Inc., 5.364%, due 10/26/07	3,325,000
2,000,000		Bear Stearns Cos., Inc., 5.370%, due 08/01/07	2,000,621
3,400,000		Bear Stearns Cos., Inc., 5.401%, due 11/05/07	3,400,000
5,000,000		BNP Paribas, 5.322%, due 01/26/07	5,000,000
6,000,000		Credit Suisse, 5.342%, due 01/12/07	5,999,067

17

PORTFOLIO OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED) (CONTINUED) ING BROKERAGE CASH RESERVES FUND(1)

Principal Amount			Value
$1,000,000		Credit Suisse, 5.358%, due 03/27/07	$999,967
1,000,000	#	Concord Minutemen Capital Co. LLC, 5.570%, due 10/17/07	999,990
7,000,000		Duke Funding High Grade I Ltd., 5.300%, due 12/06/06	6,999,987
5,900,000		General Electric Capital Corp., 5.445%, due 07/09/07	5,900,000
5,000,000		General Electric Capital Corp., 5.447%, due 06/22/07	5,003,137
5,000,000		Goldman Sachs Group LP, 5.370%, 05/11/07	5,000,000
4,000,000		Goldman Sachs Group LP, 5.370%, 02/14/07	4,000,000
3,200,000	#	Goldman Sachs Group LP, 5.380%, due 10/15/07	3,200,000
2,900,000	@@, #	HBOS Treasury Services PLC, 5.373%, due 11/01/07	2,900,000
6,300,000	@@, #	HBOS Treasury Services PLC, 5.459%, due 10/24/07	6,301,251
1,510,000		HSBC Finance Corp., 5.486%, due 05/10/07	1,510,296
2,500,000		Lehman Brothers Holdings, Inc., 5.385%, due 07/19/07	2,501,892
9,000,000		Merrill Lynch & Co., Inc., 5.296%, due 07/27/07	9,000,000
7,400,000	#, I	Money Market Trust Series A, 5.405%, due 10/10/07	7,400,000
1,250,000		Morgan Stanley, 5.500%, due 11/09/06	1,250,012
2,000,000		Morgan Stanley, 5.530%, due 02/15/07	2,001,222
4,624,000		Morgan Stanley, 5.512%, due 01/12/07	4,625,477
9,000,000		PNC Bank NA, 5.294%, due 01/29/07	8,999,917
4,500,000		Toyota Motor Credit Corp., 5.312%, due 04/26/07	4,500,000
2,750,000		Wells Fargo & Co., 5.373%, due 11/02/07	2,750,000
2,100,000		Westpac Banking Corp., 5.430%, due 10/11/07	2,100,000

		Total Corporate Bonds/Notes (Cost $147,818,974)	147,818,974

Principal Amount			Value
REPURCHASE AGREEMENT: 4.7%
$15,688,000	Goldman Sachs Repurchase Agreement dated 09/29/06, 5.320%, due 10/02/06, $15,694,955 to be received upon repurchase (Collateralized by $15,865,000 various U.S. Government Agency obligations, 4.650% - 6.000%, market value plus accrued interest $16,001,781, due 01/18/08 - 04/07/25)		$15,688,000

	Total Repurchase Agreement (Cost $15,688,000)		15,688,000

	Total Investments in Securities
	(Cost $330,146,967)*	99.9%	$330,146,967
	Other Assets and Liabilities-Net	0.1	278,577

	Net Assets	100.0%	$330,425,544

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
ABS	Asset-Backed Securities
CDO	Collateralized Debt Obligations
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid security
*	Cost for federal income tax purposes is the same for financial statement purposes.

See Accompanying Notes to Financial Statements

18

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-992-0180

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Custodian

The Bank of New York

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-BCR            (0906-112206)

ITEM 2. CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(l)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: November 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: November 29, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 29, 2006